UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 17, 2008

CONCEPTUS, INC.

(Exact name of registrant as specified in charter)

Delaware	000-27596	94-3170244
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

331 East Evelyn Avenue
Mountain View, CA 94041

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (650) 962-4000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into A Material Definitive Agreement.

New Indemnity Agreements for Directors and Officers

The Board of Directors of Conceptus, Inc. (the “Company”) approved a new form of Indemnity Agreement (the “New Indemnity Agreement”) to be entered into with the directors and officers of the Company.   Effective April 17, 2008, copies of the New Indemnity Agreement were executed on behalf of the Company and were distributed to the eligible individuals for counter-signature. For the current directors and executive officers of the Company who had entered into the Company’s previous form of indemnity agreement, the entry into the New Indemnity Agreement will amend and restate the previous agreement.  As is the case with the previous form of indemnity agreement, the New Indemnity Agreement commits the Company to indemnify the indemnitee to the fullest extent permitted under Delaware law.

The foregoing summary of the New Indemnity Agreement is qualified in its entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Change of Control Agreements

On April 22, 2008, the Company entered into a Change of Control Agreement (a “COC Agreement”)  with each of Darrin Uecker, Executive Vice President, R&D and Operations (“Uecker”), and Ulric Coté, Executive Vice President, Sales (“Coté” and together with Uecker, the “EVPs”). These COC Agreements supersede the previous change of control agreements to which the EVPs were a party. Copies of each EVP’s COC Agreement are attached hereto as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference. The foregoing description of the COC Agreements are qualified in their entirety by reference to the full text of each COC Agreement.

Under the terms of the COC Agreement, if the respective EVP’s employment with the Company is terminated in the following circumstances at any time within two years after a Change of Control (as defined in the COC Agreement and described below), then such EVP shall be entitled to receive severance benefits as follows:

•                  Upon a voluntarily resignation or a termination for Cause (as defined in the Agreement), the EVP shall not be entitled to receive severance payments; and

•                  Upon an Involuntary Termination (as defined in the Agreement), the EVP shall be entitled to receive the following: (1) bi-weekly severance payments for 18 months following such termination (the “Severance Period”) at the salary rate which the EVP was receiving at the time of such termination; (2) monthly severance payments during the Severance Period equal to 1/12th of the EVP’s target bonus for the fiscal year in which the termination occurs; (3) continuation of all of the EVP’s health and life insurance benefits during the Severance Period; and (4) outplacement services with a total value not to exceed $15,000.

In addition, upon a Change of Control, each Company stock option or other equity award granted to such EVP will become fully vested and immediately exercisable. Payments and benefits to be received by such EVP pursuant to the COC Agreement are subject to reduction to the extent any such payments or benefits constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code.

For purposes of the COC Agreement, a “Change of Control” means the occurrence of any of the following events:

(i)            Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities without the approval of the Board of Directors of the Company;

(ii)           A merger or consolidation of the Company whether or not approved by the Board of Directors of the Company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(iii)          A change in the composition of the Board of Directors of the Company, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of April 22, 2007 or (B) are elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

Each COC Agreement terminates upon the earlier of the date on which the EVP ceases to be employed as an executive officer or director-level employee of the Company, or two years after the occurrence of a Change of Control.

Item 5.02               Departure Of Directors Or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory Arrangements Of Certain Officers.

On April 17, 2008, Annette Bianchi notified the Board of Directors of the Company of her decision not to stand for re-election to the Board of Directors at the Company’s annual meeting for stockholders in 2008 (the “2008 Annual Meeting”). Ms. Bianchi will continue to serve as a director of the Company until her term expires at the 2008 Annual Meeting, which is scheduled to be held on June 4, 2008. Ms. Bianchi is a member of the Compensation Committee.

Also on April 17, 2008, in accordance with the Company’s Amended and Restated By-laws, the Board of Directors reduced the number of authorized directors from seven to six, effective upon the date of the 2008 Annual Meeting. See Item 5.03 for more information.

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 18, 2008, the Board of Directors of the Company approved an Amendment No. 1 to the Company’s Amended and Restated By-Laws (the “Amendment”) to reduce of the size of the authorized number of directors from seven (7) directors to six (6) directors, such Amendment to be effective upon the date of the 2008 Annual Meeting. A copy of the Amendment is attached hereto as Exhibit 3.2 and incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference to the full text thereof.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

3.2	Amendment No. 1 to Amended and Restated Bylaws of Conceptus, Inc.

10.1	Form of Conceptus, Inc. Indemnity Agreement.

10.2	Change of Control Agreement between Conceptus, Inc. and Darrin Uecker, dated as of April 22, 2008.

10.3	Change of Control Agreement between Conceptus, Inc. and Ulric Coté, dated as of April 22, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCEPTUS, INC.
(Registrant)

By:	/s/ Gregory E. Lichtwardt
Gregory E. Lichtwardt
Executive Vice President, Treasurer
and Chief Financial Officer

Dated:  April 23, 2008

EXHIBIT INDEX

Exhibit No.	Description

3.2	Amendment No. 1 to Amended and Restated Bylaws of Conceptus, Inc.

10.1	Form of Conceptus, Inc. Indemnity Agreement.

10.2	Change of Control Agreement between Conceptus, Inc. and Darrin Uecker, dated as of April 22, 2008.

10.3	Change of Control Agreement between Conceptus, Inc. and Ulric Coté, dated as of April 22, 2008.